UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) June 17, 2026

Ziff Davis, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25965	47-1053457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
360 Park Ave S., 17th Floor
New York, New York 10010
(Address of principal executive offices)

(212) 503-3500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZD	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On June 17, 2026, Ziff Davis, Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K (the "Original Form 8-K"), reporting, among other items, that on June 17, 2026, the Company consummated the previously announced sale of its Connectivity division pursuant to the Securities Purchase Agreement, dated as of March 2, 2026.

This Amendment No. 1 to Current Report on Form 8-K amends and supplements the Original Form 8-K to provide the unaudited pro forma condensed consolidated financial information required by Item 9.01(b) of Current Report on Form 8-K. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01 Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
The following unaudited pro forma condensed consolidated financial information of the Company is filed as Exhibit 99.1 and is incorporated herein by reference:
•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2026.
•Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2026 and the years ended December 31, 2025, 2024 and 2023.
•Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

(d) Exhibits

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ziff Davis, Inc. (Registrant)

Date:	June 22, 2026	By:	/s/ Jeremy Rossen
Jeremy Rossen Executive Vice President, General Counsel and Secretary